AGREEMENT RELATING TO WARRANTS OF INSO CORPORATION


	This Agreement dated as of June 22, 1999 is by and among Inso Corporation (the "Company"), those persons listed on Exhibit A hereto who have signed this Agreement (the "Holders"), who constitute holders of the Company's Common Stock Purchase Warrants issued December 3, 1998 pursuant to the Share Exchange Agreement and Agreement and Plan of Merger among the Company, Tabasco Corp., Sherpa Systems Corporation and the selling stockholders named in that agreement (the "Acquisition Agreement"), and Jerry Sullivan and Richard Kramlich
(collectively, the "Indemnification Representatives").   For
purposes of this Agreement, all warrants issued under the Acquisition Agreement, whether or not held by the Holders, are hereinafter referred to as the "Original Warrants".


Recitals


	A.  	The Company issued the Original Warrants to the Holders
and others pursuant to the Acquisition Agreement, pursuant to which such Holders and others had the right to purchase shares of the Company's Common Stock at a price of $23.50 per share.

	B. 	Certain of the Holders purchased Original Warrants from
others.

	C.	Pursuant to the Acquisition Agreement, the Company and
Tabasco Corp. deposited funds into escrow to be held in accordance with an Escrow Agreement dated as of December 3, 1998 among the Company, the Indemnification Representatives and State
Street Bank and Trust Company, as escrow agent (the "Escrow
Agent") to secure certain adjustments to the purchase price and certain indemnification obligations of the Company Stockholders
(as defined in the Acquisition Agreement). The parties hereto wish to set forth their agreement as to the distribution of certain proceeds held in escrow.

	D.  	Subsequent to the issuance of the Original Warrants,
the Company issued certain press releases dated February 1, 1999, February 8, 1999 and March 31, 1999, relating, among other things, to a restatement of the Company's financial statements for 1998 (the "Press Releases"), and the market price of the
Company's Common Stock declined.   The Holders have asserted that
they are damaged by such decline. This Agreement is not an admission of wrongdoing or liability by any party hereto.

	E. 	The Holders and the Company wish to set forth their
agreement settling the Holders' claims against the Company to the extent set forth in this Agreement.

	F.	The intent of this Agreement is to complete the
transactions contemplated by the Acquisition Agreement.

	G.	Capitalized terms not otherwise defined herein shall
have the meanings set forth in the Acquisition Agreement.

	NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


1.	Warrant and Cash Exchange.  On each Closing Date, each of
the Holders delivering his, her or its Original Warrants as of such date shall exchange his, her or its Original
Warrants for the cash and warrants (the "New Warrants") set forth opposite such Holder's name on Exhibit A hereto. The
New Warrants shall be identical in form and substance to the Original Warrants, except that the Purchase Price shall be $10.00 per share, and the expiration date shall be April 15, 2002, rather than December 3, 2000. Following such Closing
Date, the Original Warrants delivered to the Company as of such Closing Date shall be deemed terminated and of no further force and effect. The Holders and the Indemnification Representatives shall use commercially reasonable efforts to cause all holders of the Original
Warrants to become parties to this Agreement, and the Company shall offer all such holders the opportunity to become parties to this Agreement until July 31, 1999.

2.	Release of Funds held in Escrow.   On the Initial Closing
Date, the Company and the Indemnification Representatives shall instruct the Escrow Agent to release, within five business days after the Escrow Agent receives such instruction, (i) Nine Hundred Fifty-Nine Thousand Forty-four dollars ($959,044) to the persons and in the amounts indicated on Exhibit B hereto (including amounts paid to counsel for the Indemnification Representatives in connection with the negotiation of this Agreement pursuant to Section 8 of the Escrow Agreement); and (ii) the balance of the Specific Escrow Fund to the Company, in each case plus accrued interest thereon. The amounts released shall constitute the entirety of the Specific Escrow Fund, as defined in the Escrow Agreement, and all amounts thereafter constituting the Escrow Fund shall consist solely of the General Escrow Fund. The parties hereto agree that the Company is not waiving any rights it may have to make claims against the General Escrow Fund, which shall be distributed in accordance with the terms of the Escrow Agreement. The parties hereto agree to use commercially reasonable efforts to resolve any disputes which may arise from time to time with respect to the General Escrow Fund as expeditiously as possible.

3.	The Closing.  The Initial Closing Date shall be five
business days following the later to occur of (i) the date by which the Company, the Indemnification Representatives and persons holding Original Warrants which are exercisable for at least 85% of the shares of common stock of the Company issuable upon the exercise of all of the Original Warrants (the "Requisite Percentage of Holders") shall have signed this Agreement and (ii) the Company shall have received all of the Original Warrants held by the Requisite Percentage of Holders. The Company shall hold all of the Original Warrants in escrow pending the Closing Date, and, in the event that the Initial Closing Date does not occur within 45 days after the date hereof, the Company shall, upon the request of any Holder, return such Original Warrants to the Holders thereof. Subsequent Closing Dates shall take place promptly following such time that a person holding an Original Warrant signs this Agreement and delivers such Original Warrant to the Company pursuant to this Agreement. On such date as any such holder becomes a party to this Agreement, Exhibit A shall be amended to include the name of such holder and the number of New Warrants and cash to which such person shall be entitled. The aggregate number of shares for which New Warrants issued to each such person shall be exercisable shall equal 1,000,000 shares times the aggregate number of shares for which such person's Original Warrants are then exercisable, divided by the aggregate number of shares for which all Original Warrants issued pursuant to the Acquisition Agreement were initially exercisable (such person's "Pro Rata Percentage"). The aggregate cash to which such person shall be entitled shall equal $3,000,000 times such person's Pro Rata Percentage. On each Closing Date, the Company shall deliver to each person who has delivered an Original Warrant to the Company hereunder as of such date, such person's applicable New Warrant and cash.

4.	The Holders' and the Indemnification Representatives'
release of the Company. The Holders and the Indemnification Representatives, collectively and individually, for themselves and, with respect to the Purchase Price
Adjustment Claim, all Company Stockholders (as defined in the Acquisition Agreement), and on behalf of their respective officers, directors, employees, trustees, attorneys, agents, assigns, predecessors and successors-in-interests, parents, subsidiaries and affiliates, hereby irrevocably and unconditionally release, remise, acquit and discharge the Company and its present and former officers, directors, employees, agents, assigns, predecessors and successors-in-interest, parents, subsidiaries and affiliates (collectively "the Inso parties") of and from any and all debts, demands, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, and liabilities whatsoever of every name and nature, both in law and in equity, which the Holders and the Indemnification Representatives, or any of them, now have or ever have had against any of the Inso parties whether known or unknown, suspected or unsuspected, from the beginning of the world to this date (collectively the "Holder Claims"), insofar as such Holder Claims relate (i) to the Original Warrants, whether as a result of the Press Releases or their effect on the value of the Original Warrants or otherwise, or (ii) to the purchase price adjustment set forth in Section 1.5(c) of the Acquisition Agreement (the matter in this clause (ii) being referred to as the "Purchase Price Adjustment Claim").

5.	The Company's release of the Company Stockholders and the
Indemnification Representatives. The Company, for itself and its officers, directors, employees, trustees, attorneys, agents, assigns, predecessors and successors-in-interest, parents, subsidiaries and affiliates, hereby irrevocably and unconditionally releases, remises, acquits and discharges the Company Stockholders, the Indemnification
Representatives and their respective officers, directors, employees, agents, assigns, predecessors and successors-in-interest, parents, subsidiaries and affiliates (collectively, the "Holder parties") of and from any and all debts, demands, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, and liabilities whatsoever of any name and nature, both in law and in equity, which the Company now has or ever has had against any of the Holder parties, whether known or unknown, suspected or unsuspected, from the beginning of the world to this date (collectively the "Company Claims"), insofar as such Company Claims relate to the purchase price adjustment set forth in Section 1.5(c) of the Acquisition Agreement.

6.	Accord and Satisfaction.  It is expressly understood and
agreed that the acceptance of the above-described consideration is in full accord and satisfaction of the above described matters and that payment of the consideration is not an admission of liability, wrong-doing or fault of any kind by the Company.

7.	PricewaterhouseCoopers LLP Consent.  The Holders and the
Indemnification Representatives agree to use commercially reasonable efforts to cause PricewaterhouseCoopers LLP to promptly deliver to the Company all necessary consents of that firm to enable the Company to file all required historical financial statements of Sherpa Systems
Corporation with the Securities and Exchange Commission.

8.	Civil Code Section 1542.  The parties represent that they
are not aware of any claim by either of them other than the claims that are released by this Agreement. Each party acknowledges that it is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR
AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY
HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH
THE DEBTOR.
Each party, being aware of such code section, agrees to waive any rights it may have thereunder, as well as under any other statute or common law principles of similar effect. In connection with such waiver and relinquishment, the parties hereby acknowledge that they are aware that they, or their attorneys, may hereafter discover claims or facts in addition to or different from those which they now know of or believe to exist with respect to the subject matter of this Agreement, but that their intention is to hereby fully, finally and forever settle and release all of the disputes and differences, known or unknown, suspected or unsuspected, which do now exist, which may exist in the future, or which heretofore have existed between the parties with respect to the matters described in the foregoing releases. In furtherance of such intention, the releases herein given shall be and remain in effect as a full and complete general release to the extent set forth therein notwithstanding the discovery or existence of any such additional or different claims or facts. The parties acknowledge that they separately bargained for the foregoing waiver of the provisions of Section 1542 of the California Civil Code.

9.	Severability.  In the event that any provision hereof
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

10.	Entire Agreement.  This Agreement represents the entire
agreement and understanding among the parties concerning the subject matter hereof and supersedes and replaces any and all prior agreements and understandings concerning such subject matter.

11.	No Oral Modification.  This Agreement may only be amended in writing signed by the parties hereto.

12.	Governing Law.  This Agreement shall be governed by the laws of the State of California.

13.	Counterparts.  This Agreement may be executed in
counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective binding agreement on the part of each of the undersigned.


	EXECUTED as of the date set forth above.


INSO CORPORATION


By:  /s/ Bruce G. Hill
	Bruce Hill
	Vice President


INDEMNIFICATION REPRESENTATIVES:



/s/ Jerry Sulllivan
_________________________________________
Jerry Sullivan

/s/ Richard Kramlich
__________________________________________
Richard Kramlich



THE HOLDERS:


NEW ENTERPRISE ASSOCIATES II

By: /s/ Charles W. Newhill
Charles W. Newhall
Title: General Partner
Address:  1119 St. Paul St.
	     Baltimore MD 21202



NEW ENTERPRISE ASSOCIATES V

By: /s/ Nancy Dorran
Nancy Dorran
Title: General Partner
Address: 1119 St. Paul St.
              Balitmore MD 21202


CENTURY IV PARTNERS

By: /s/ Charles A. Burton
Charles A. Burton
Title: General Partner
Address: 200 S. Broad Street
              Philadelphia, PA 19102



COMMONWEALTH VENTURE PARTNERS

By: /s/ Charles A. Burton
Charles A. Burton
Title: General Partner
Address: 200 S. Broad Street
             Philadelphia, PA 19102



PENNSYLVANIA VENTURE PARTNERS

By: /s/ Charles A. Burton
Charles A. Burton
Title: General Partner
Address: 200 S. Broad Street
             Philadelphia, PA 19102



PAUL CAPITAL PARTNERS V

By: /s/ David E. Park
David E. Park
Title: Managing Member of Paul Capital Mgmt. LLC (PCM)
	General Partner of PCP V
Address:	10600 N. de Anza Blvd. #250
	Cupertino, CA 95014



PAUL CAPITAL PARTNERS V DOMESTIC
ANNEX FUND

By: /s/ David E. Park
David E. Park
Title: Managing Member of PCM, the general partner of PCP V
Address: 10600 N. de Anza Blvd. #250
	Cupertino, CA 95014




PAUL CAPITAL PARTNERS V INTERNATIONAL
(PCP II)
By: /s/ David E. Park
David E. Park
Title: Managing  Member of PCM, the general partner of PCP II
Address: 10600 N. de Anza Blvd. #250
	Cupertino, CA 95014

FOSTIN CAPITAL ASSOCIATES II

By:/s/ Jill P. Adams
Jill P. Adams
Title: General Parnter
Address: 518 Broad St.
	Sewickle, NH 15143



TRANSITIONS THREE LTD.

By:
TTI Partners Its General Partner
Title: Partner
Address:



SPECTRA ENTERPRISE ASSOC.

By: /s/ Charles W. Newhill, III
Charles W. Newhill
Title:General Partner
Address: 1119 St. Paul St.
Baltimore, MD 21202



ELLISON SPECIAL ASSETS LP

By: /s/ Sarah Ellison Porter
Sarah Ellison Porter
Title: General Partner
Address: 5205 East Fresno Drive
Phoenix AZ 85018



NEW ENTERPRISE ASSOCIATES VIII,
LIMITED PARTNERSHIP

By:  NEA Partners VIII, Limited Partnership

By: /s/ Nancy Dorran
       Name: Nancy Dorran
       Title: General Partner
       Address: 1119 St. Paul St.
Baltimore, MD 21202



/s/ Mark Medearis
Mark Medearis


/s/ William Siddon
William Siddon


/s/ Iioan Sockol
Ilona Sockol


/s/ Vivian Wong
Vivian Wong


/s/ Mary Collins
Mary Collins


/s/ Sheldon Breiner
Sheldon Breiner



/s/ Stepen C. Baunach
Stephen C. Baunach


/s/ A. LeRoy Ellison
LeRoy Ellison


/s/ John Chamberlain
John Chamberlain






Exhibit A


Holder				                       New Warrants			 Cash
New Enterprise Associates II     132,344         $ 397,032
New Enterprise Associates V      118,307         $ 354,921
New Enterprise Associates VIII   343,610         $ 1,030,830
Century IV Partners               67,112         $ 201,336
Commonwealth Venture Partners     45,453         $ 136,359
Pennsylvania Venture Partners      1,068         $   3,204
Paul Capital Partners V           98,128         $ 294,384
Paul Capital Partners V
  Domestic Annex Fund              8,258         $  24,774
Paul Capital Partners
  International                    3,573         $  10,719
Fostin Capital Associates II      34,644         $ 103,932
Transitions Three Ltd             83,145         $ 249,435
Spectra Enterprise Assoc.         34,644         $ 103,932
Ellison Special Assets LP          9,921         $  29,763
LeRoy Ellison                         16         $      48
Mark MeDearis                         69         $     207
William Siddon                         5         $      15
Iiona Sockol                          58         $     174
Vivian Wong                           25         $      75
Mary Collins                         519         $   1,557
Sheldon Breiner*                   4,025         $  12,075
Stephen C. Baunach                14,653         $  43,959
John Chamberlain                     423         $   1,269
                              -----------        ---------
             Total             1,000,000         $ 300,000


Exhibit B

                                  Special
                                  Escrow Fund
Accredited Investors              Distribution
New Enterprise Associates II      $    112,717.77
New Enterprise Associates V            100,762.15
Century IV Partners                    57,159.43
Commonwealth Venture Partners          38,712.76
Pennsylvania Venture Partners          909.97
Paul Capital Partners V                83,576.17
Paul Capital Partners V
  Domestic Annex Fund                  7,033.37
Paul Capital Partners V International  3,043.73
Fostin Capital Associates              44,859.70
Fostin Capital Associates II           29,506.42
Transitions Three Ltd                  70,815.35
Tetraven Fund                          61,255.20
FINOVELEC                              19,916.97
Institute de Development Industriel    23,236.17
Jean-Marc Patouillaud                  36.91
CP Ventures                            42,489.16
Stephen C. Schopbach                   38,519.96
Jane Schopbach                         16.82
TVM Techno Venture Enterprises No. II  21,067.54
TVM Intertech                          14,045.06
TVM Techno Ventures No. 1              295.12
Spectra Enterprise Assoc.              29,506.42
Shires Investment plc                  10,686.02
Ellison Special Assets LP              8,449.94
C. William McDaniel                    1,770.38
Sequoia Capital III                    505.98
Sequoia Technology Partners            25.32
Sequoia XI                             24.43
WS Investment Co. '81                  7.97
WS Investment Company 90B              531.11
Mark MeDearis                          59.04
Technology Partners                    28.68
John Nesheim                           19.83
James Gibbons                          88.52
William Siddon                         4.16
Ilona Sockol                           49.31
Vivian Wong                            22.13
Mary Collins                           442.59
Benedict Lau                           1,062.23
David Fullerton                        26.73
Ronald Jackson                         442.59
Sheldon Breiner *                      2,043.55
Stephen C. Baunach                     8,387.63
Christopher Dress                      798.80
Kenneth J. Tisovec                     9,620.08
Steve Wong                             2,817.21
                                       --------
     Total Accredited Investors        $ 847,396.38


Other Shareholders

Aiken, Daniel R                     $  25.14
Auricchio, Richard                     2.30
Bhaskar, Phani SC                      30.54
Bianchini, Eileen J                    132.78
Bishop, Susan                          11.07
Bosler, Richard J                      46.91
Bouchard, Cosette A                    43.37
Bradley, Scott D                       29.48
Cagney, Sheila                         60.99
Calhoun, William L                     83.74
Carter, Gaines P                       64.53
Castleman, Alfred B.                   2,432.06
Cate III, Henry                        1.59
Cate, Henry P                          9.91
Cate, Henry P., Jr. and
   E. Louise Cate, JTWROS              3.45
Char, William K                        3,302.65
Chen, Conrad                           74.18
Chen, Ling-May                         30.18
Cheong, Leonard S                      1,367.71
Chien, Ted F                           25.58
Colin s. Schopbach                     336.37
Das, Sanjay                            8.85
Davis, Paula                           177.04
Dawkins, Karen                         32.49
Deboser, Achim                         736.83
DeSena, Mary H.                        442.59
Do, Daniel                             66.39
Do, Vu T.                              26.55
Doreswamy, Rangan                      93.12
Duffy, Brendan K                       70.37
Eastman, Patricia A.                   0.89
Evins, Dennis W.                       239.71
Feghhi, Jalal                          60.99
Fluter, Arthur L                       44.26
Fullerton, Kim                         7.70
Goettsche, Kailon                      11.07
Graver, Jay R                          1,309.46
Gray, Robin                            45.68
Handa, Vivek                           509.08
Harrison, D. Stuart                    33.99
Harshman, Cyril A.                     20.36
Hart, Jerry                            7.79
Hast, Frances Kathryne                 44.26
Hatcher, Carol S.W.                    6.90
Heard, Katherine V.                    442.59
Heard, Phillip H. &
  Margaret N. Heard, JTWROS            8.85
Higham, September                      28.15
Hoffman, Brent                         13.72
Holland, Vard Burton &
  Garna Lynne Holland, JTWROS          0.89
Hollyfield, Craig Hamilton             106.22
Hollyfield, Mark S. &
  Ann S. Hollyfield as
  Community Property                   1,502.17
Holmes, Sharman                        41.43
Im, Connie K                           53.91
Johnson, Brian L.                      2,295.12
Johnson, David E.                      30.72
Johnson, Joan T.                       18.59
Johnson, W. Curtis &
  Susan S. Johnson, JTWROS             17.00
Johnson, Walter C.                     123.75
Johnson, Walter C. &
  Caroline S. Johnson, JTWROS          58.60
Johnson, William S.                    18.50
Johnston, Judith A                     128.26
Jones, Steven C                        647.43
Kalekos, Athanasios M                  4.52
Keene, Catherine M                     708.15
Kelly, Suzanne (formerly Bindeman)     1,504.82
Keswani, Sanjay G                      66.39
Kleinmann, Ralph A                     671.33
Krinke, Gary L                         1.59
Lee, James S                           543.86
Lee, Vivian                            140.48
Lehmann, Selene T. & Stephen M.
  Lehmann, JTWROS                      2.21
Levashova, Elena                       39.92
Luhrs, Charles J                       37.53
Luo, Ying-Ying                         177.04
Macdonald, Douglas                     2,256.18
Mangold, Alvina Molly                  0.18
Mann, Rodney W                         8.85
Marshall, P. Anthony                   445.87
Mazur (formerly Mianecke), Sandra K    5.22
McDuffie, Dale                         718.51
Meyers, Len                            131.36
Milberg, Barry A                       8.85
Moran, Matthias F.                     265.56
Muir, Walter E.                        1,864.21
Nardo, Gilbert L                       1.33
Nguyen, John V                         56.30
Nguyen, Kevin H                        22.13
Nimmo, Joe E                           369.22
Norgaard, James R                      221.30
Nourain, Janice E                      791.00
Noyes, Ann   Marie                     132.78
Oliver, Margaret J                     44.97
Olson, John D                          354.07
Ostrom, Donald J.                      1.06
Parsin, David M                        206.43
Pettit, Randy A.                       1,648.58
Rado, Annette R., Erwin Kelen, Ronald
Moskovitz & Andrew Baker               15.93
  TTEE of Trust A, a Generation-
  Skipping QTIP Trust U/D/T             -
Reid, Frank L                          897.05
Richards, David                        1.33
Richards, Waldo J.                     177.04
Richards, Waldo J. & Marian H. Richards,
JTWROS                                 3.01
Rimmington, Dave                       245.37
Roberts III, John A.                   44.26
Robinson, Thomas C                     60.10
Robinson, Wylie                        239.00
Rogers, H. Lynn                        1,241.75
Russ, Jerald B. &
   Margaret A. Russ, Trustees          88.52
  of the Russ Family Trust
  Dated 2/26/91                        -
Ryker, Mary-Ann                        7.70
Sayles, Robert A. & Judith A.
  Sayles, asCommunity Property         9.56
Schafer, Jr., Edward                   118.88
Schildt, Barbara E                     4.16
Schildt, Russell Clyde Jr.             3.27
Seaman, Cheryl                         13.28
Sexson, James Edwin                    8.85
Siegel, Linda D.                       239.98
Sienknecht, Tracy F                    3.72
Silveira, Erendida                     25.76
Slaughter, Kenneth B.                  51.61
Smith, Stephen R                       221.30
Stafford, Roy                          246.26
Stephen C. Schopbach, Custodian for
  Colin S. Schopbach                   442.59
  Under the Uniform Transfer to Minors Act -
Stephen C. Schopbach, Custodian for
  Parker H. Schopbach                  778.97
  Under the Uniform Transfer to Minors Act -
Stephen C. Schopbach, Custodian for
  Sarah J. Schopbach                   778.97
  Under the Uniform Transfer to Minors Act -
Stolle, Bryan                          35.41
Stringer, Geigy                        10.98
Susko, John                            13.28
Tatro, Gregory P                       188.46
Tektronix, Inc.                        3,058.69
Thomas, Terry L                        0.98
Titolo, Thomas S.                      35.23
Tompsett, Ralph                        17.71
Tompsett, Ralph R. &
  Jean M. Tompsett, JTWROS             9.20
Tompsett, William                      4.43
Tompsett, William C. &
  Christine H. Tompsett, JTWROS        2.30
Torode, John Q. & Patty M.
  Torode, as Community Property        80.37
Tran, Phil                             97.81
Traut, John E                          44.26
Tung, William S. C.                    884.40
Twitchell, Clay M                      75.95
Viet, Roger                            1.86
Vo, Howard                             17.71
Walsh, Polly T. & Michael J.
 Walsh, Jr., JTWROS                    2.21
Wasserman, Martin J.                   4.96
Werner, Penelope Jane                  8.85
Wilcox, Jerry                          1.59
Wilson, Winifred for John Wilson       695.32
Wong, Shirley                          14.70
Yang, Ree                              811.28
Yi, Julio                              2.48
Yoshimura, Kunio                       3,554.04
Young, John D. & Sarah J.
  Young, JTWROS                        12.39
Young, Ronald F.                       203.59
Young, Ronald F. & Carol A.
  Young, JTWROS                        12.39
Young, Vivie                           177.04
Zhao, Kequn                            73.74
Patrick Barnas                         282.82
Jean Jacquin                           282.82
Jacques Chatain                        282.64
Ronan Loison                           184.39
Alain Lacoste                          36.91
                                       ------
Total Other Shareholders             $ 48,290.01


Optionholders

Boudin-Lestienne, Francine  Total    $ 3.45
Fournier-Morel, Xavier  Total          135.70
Garcet, Claire  Total                  99.99
Gautier, Charles  Total                45.89
Hontand, Jean Michel Total             5.91
Moignot, Mariam  Total                 38.24
Moisant, Bruno  Total                  45.89
Monnet, Francois  Total                36.07
Navez, Philippe  Total                 5.91
Ulff, Francois  Total                  365.17
Dienst , Peter  Total                  196.97
Freidlmeier, Alfons  Total             5.91
Hoffmann, Klaus Peter Total            29.55
Rieger, Uwe  Total                     4.06
Dall'Olio, Maurizio  Total             45.89
Di Marco, Secondina  Total             5.91
Gallelli, Sergio  Total                81.96
Manieri, Stefano  Total                45.89
Marzoni, Dario  Total                  595.19
Ormezzano, Ezio  Total                 5.91
Riva , Pietro  Total                   21.64
Breiner, Sheldon  Total                1,385.17
Ellison, A. LeRoy  Total               13.53
Sullivan, Jerry  Total                 1,024.45
Anderson, Stephen  Total               81.96
Banham, Ian David Total                5.91
Bond, David  Total                     172.67
Burns, Elizabeth  Total                5.91
Chamberlain, John  Total               360.72
Corke, Susan  Total                    153.74
Davis, Linda  Total                    9.85
Erikksson, Christer  Total             45.89
Jessop, Tony  Total                    624.60
Long, Janet  Total                     36.07
Page, Graham  Total                    492.44
Topliss, Colin  Total                  35.35
Whittaker, Carole E  Total             12.62
Anderson, Hans  Total                  4.92
Baker, Michael D.  Total               21.64
Bambrick, William L  Total             81.96
Baunach, Stephen C  Total              4,092.43
Bertrand, Richard M.  Total            1,803.61
Bhandarkar, Mangesh  Total             19.70
Boone, Douglas C. Total                9.85
Borg, Karen M. Total                   5.91
Boyack, Steven M  Total                136.06
Bunker, John W  Total                  136.06
Burgess, Cindy  Total                  5.91
Byrne, Deborah A. Total                9.85
Chiang, Hsuan  Total                   21.64
Collier, Donna  Total                  91.77
Comelio, Philip G  Total               94.19
Comito, Robert G  Total                21.64
Cowan, Lee W  Total                    722.32
Dress, Christopher R  Total            2,388.55
Ecklon, Dennis  Total                  21.64
Ficker, Steven G  Total                411.68
Ford, Daniel T T. Total                1,566.84
Fricke, Stephen  Total                 9.85
Gardiner, Simon M  Total               99.99
Giardina, Mary Deborah Total           5.91
Gross, Patricia A. Total               9.85
Guyton, Randall M. Total               3.45
Habeeb, Mike  Total                    9.85
Heckman, Scott E. Total                9.85
Hein, Ann  Total                       21.64
Hyde, David R. Total                   14.77
Johnson, Richard L  Total              81.96
Jones, Dr. Jim I. Total                98.49
Jones, Richard B  Total                2,164.33
Lang, David W  Total                   45.89
Larsen, Sheri M.  Total                12.62
Lauigan, Previc S. Total               19.70
Legge, Charmaine J  Total              45.89
Leggett, Judith  Total                 9.85
Lipp, John  Total                      360.72
Longstaff, Kevin  Total                2,365.93
Matheny , Suzanne E. Total             19.70
McCall, Mike A. Total                  14.77
McLean, Gregory  Total                 45.89
Mendoza, Virginia  Total               21.64
Mody, Salil  Total                     81.96
Moore, John C  Total                   15,115.64
Murray, Linda  Total                   14.43
Nirenberg, Walter  Total               11.82
Nishio, Shigeru C  Total               216.43
Nourain, Janice E  Total               332.44
Olia, Craig R  Total                   81.96
Peng, Jason  Total                     70.50
Phan, Tri T  Total                     45.89
Poss, Melissa  Total                   12.62
Poudevigne, Jerome  Total              126.69
Rajagopal, Sunita  Total               3.94
Ratajczak, Robin  Total                288.85
Roth, Nancy  Total                     3.94
Schaff, Jonna  Total                   45.89
Seitz, Steven D. Total                 4.92
Sudin, Nail  Total                     275.77
Testerman, Laura J. Total              3.45
Tham, C. Haam  Total                   1,395.52
Tisovec, Kenneth J  Total              3,124.09
Tung, William  Total                   1,182.97
Weatherall, Alan D. Total              552.18
Wiita-Dworkin, Christine  Total        21.64
Wilkman, Ellen  Foster Total           99.27
Wong, Stephen  Total                   1,767.85
Wright, Tina   M. Total                12.62
Young, Steven H. Total                 21.64
                                       ----------
       Total Optionholders          $  48,357.61

       Grand Total Shareholders &
       Optionholders                $  944,044.00



















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